Confidential Corporate Presentation Exhibit 99.2

Forward Looking Statement This presentation contains forward-looking statements. All statements other than statements of historical facts contained in this presentation, including statements regarding our future results of operations and financial position, business strategy, prospective products, product approvals, research and development costs, timing and likelihood of success, plans and objectives of management for future operations, and future results of current and anticipated products, are forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “expect,” “plan,” “anticipate,” “could,” “intend,” “target,” “project,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these terms or other similar expressions. These statements involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. These known risks and uncertainties are described in detail in our filings with the Securities and Exchange Commission (the “SEC”) from time to time. Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified and some of which are beyond our control, you should not rely on these forward-looking statements as predictions of future events. The events and circumstances reflected in our forward-looking statements may not be achieved or occur and actual results could differ materially from those projected in the forward-looking statements. Except as required by applicable law, we do not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise. All forward-looking statements are qualified in their entirety by this cautionary statement, which is made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and we undertake no obligation to revise or update this presentation to reflect events or circumstances after the date hereof. This presentation also contains estimates and other statistical data made by independent parties and by us relating to market size and growth and other data about our industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. In addition, projections, assumptions, and estimates of our future performance and the future performance of the markets in which we operate are necessarily subject to a high degree of uncertainty and risk.

Building The Next Generation Biotechnology Company Our Mission: Apply proven R&D expertise to drive efficient clinical development to deliver innovative, patient-focused new medicines for underserved therapeutic areas 4 assets in clinical development, targeting various indications with clear unmet medical need* 6 clinical trial initiations planned in 2019 with multiple data readouts over the next 18 months Opportunity for additional preclinical targets for future development Our People: Deeply experienced leadership team with proven track record of developing innovative clinical assets * GB1275 IND subject to FDA 30 day review period.

Foundation of Immunology and Translational Discovery and Developmental Expertise Deep Therapeutic Area Expertise Leads to Centers of Excellence Discover orthogonal pathways in areas of emerging biology Address 1st and 2nd resistance to checkpoint inhibitors Gastroenterology: Develop gut-targeted therapies and drive barrier homeostasis with PHD inhibition in IBD Neuroinflammation: Focus on CNS-targeted immunomodulatory therapies Maximize value for oral DP2 franchise Leverage pathway across multiple indications Develop innovative oral therapies for rheumatology diseases Own PDGF pathway for PAH Promote normalization of organ function to achieve meaningful clinical benefit in advanced diseases of lung and kidney Pulmonology / Fibrosis / Vascular Disease Allergy Autoimmunity Oncology

Bryan Giraudo Chief Financial Officer Christian Waage EVP and General Counsel Sheila Gujrathi, MD Chief Executive Officer Luisa Salter-Cid, PhD Chief Scientific Officer Experienced Leadership Team at the Helm Jakob Dupont, MD Chief Medical Officer Board of Directors Faheem Hasnain Executive Chairman Kristina Burow Managing Director, ARCH Venture Partners Tom Daniel, MD Former Celgene Research Chair, Pres. of Res. & Early Dev. Renée Galá, CFO, GRAIL, Inc. Sheila Gujrathi, MD CEO Otello Stampacchia, PhD Managing Director, Omega Funds Josh Bilenker, MD CEO, Loxo Oncology Russell Cox Former EVP and COO, Jazz Pharmaceuticals

Robust Pipeline with Five Clinical Programs Ongoing

PROGRAM	CLASS (Route of Admin.)	INDICATION	RESEARCH	PRE-CLINICAL	PHASE 1	PHASE 2	PHASE 3	RIGHTS
GB001	DP2 Antagonist (Oral)	Moderate-to-Severe Eosinophilic Asthma	Phase 2b Ongoing – LEDA Study					Worldwide (except Japan)
GB001	DP2 Antagonist (Oral)	Chronic Rhinosinusitis (with and without nasal polyps)	Phase 2 PoC Planned – TITAN Study					Worldwide (except Japan)
GB001	DP2 Antagonist (Oral)	Chronic Spontaneous Urticaria	Phase 2 PoC Planned					Worldwide (except Japan)
GB002	PDGF Inhibitor (Inhaled)	Pulmonary Arterial Hypertension	Phase 1b Planned					Worldwide
GB004	HIF-1α Stabilizer (Oral)	Inflammatory Bowel Disease	Phase 1b Planned					Worldwide
GB1275	CD11b Modulator (Oral)	Oncology, Solid Tumors	IND Filed & Phase 1/2 Planned					Worldwide

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GB001 DP2 Antagonist Asthma and Other Allergic Conditions, including Chronic Rhinosinusitis (CRS) and Chronic Spontaneous Urticaria (CSU)

GB001: Oral Therapy with Potential to Disrupt Treatment Paradigms in Allergic Disease

GB001

Product Description	• Oral DP2 antagonist in Phase 2b development for the treatment of moderate-to-severe eosinophilic asthma (LEDA Study – Initiated October 2018) • Planned proof of concept Phase 2 trials for chronic rhinosinusitis with and without nasal polyps and chronic spontaneous urticaria initiating in 2019 • Asthma Phase 2 interim results expected in 1H20; Asthma Phase 2 topline results in 2H20; CRS & CSU Phase 2 topline results in 2020 • 409 patients have received at least 1 dose of GB001 with no clinically significant safety findings(1) • Patent protection out to 2031(2)
Mechanism of Action and Scientific Rationale	• DP2 important in Th2 cell activation and upstream of IL-4, IL-5 and IL-13 • Th2 cell activation plays prominent role in asthma and other allergic and inflammatory disorders • Target validation from Teijin's Phase 2 study in Japanese patients and Novartis's fevipiprant program • Anti-inflammatory effect comparable to certain biologics with potential to be used earlier in treatment

CRS = Chronic Rhinosinusitis; CSU = chronic spontaneous urticaria.
1) As of December 31st, 2018.
2) Includes assumption of maximum 5 years of patent term extension. Corresponding patent(s) and patent application(s) with compound-specific claims.

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Role and Biology of the DP2 Pathway in Type 2 Inflammation

GB001



2 PGD2 binds to the DP2 receptor on multiple immune cell types, including Th2 and ILC2 cells, eosinophils, and basophils, leading to...
3 ...the release of:
4 ...leading to:
1 PGD2 is primarily produced and released by mast cells
Mast Cell
PGD2
Allergen may or may not be present
DP2
PGD2
TH2
ILC2
Eosinophil
Basophil
IL-13
IL-4
IL-5
Mucus production (goblet cells)
Allergic response (IgE)
Eosinophil migration, survival, chemotaxis
IL-4 & IL-13
Inflammation

Treatment with GB001, an oral DP2 antagonist, blocks the interaction of PGD2 with DP2, preventing the resulting pro-inflammatory cascade

DP2 antagonism is believed to reduce airway smooth muscle mass in asthma by decreasing eosinophilia and myofibroblast recruitment

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Sources: Domingo, Respiratory Research 2018; Singh, Clinical Pharmacology: Advances and Applications 2017; Farne, Expert Opinion on Emerging Drugs 2016; Stone, J Allergy Clin Immunol 2010; Saunders, Sci Transl. Med. 2019.

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Japanese Phase 2 Study Demonstrated Statistically Significant Improvements in Time-to-First Asthma Worsening pbo vs 5 mg pbo vs 20 mg p-value (log-rank test) 0.088 P<0.001 Hazard Ratio (95% CI)* 0.59 (0.32, 1.07) 0.29 (0.14, 0.58) 100 90 80 70 60 50 40 30 20 10 0 Asthma Worsening Rate (%) 0 14 28 42 56 70 84 98 112 126 Placebo (n=53) GB001 5 mg (n=52) GB001 20 mg (n=53) Days Overall Population High Eosinophil Population (≥300µL) 100 90 80 70 60 50 40 30 20 10 0 Asthma Worsening Rate (%) Placebo (n=24) GB001 5 mg (n=17) GB001 20 mg (n=22) 0 14 28 42 56 70 84 98 112 126 Days p-value (log-rank test) for placebo vs 20mg GB001 is 0.0003 for the high eosinophil subgroup (≥300µL) pbo = placebo. *Cox Regression. Definition of asthma worsening: For 2 or more consecutive days, AM PEF (morning peak expiratory flow) ≤ 0.75 x mean level of AM PEF for the last 7 days of Run-in Period FEV1 (forced expiratory volume in one second) ≤ 0.8 x at the randomization time point For 2 or more consecutive days, using SABA (short-acting beta agonist) at a dose of 5 puffs/day Asthma Control Questionnaire (ACQ) ≥ ACQ at the randomization time point + 0.5 Having had asthma exacerbation requiring administration of oral corticosteroids or step 2 or higher treatments of Japan Guidelines 2012 steps of asthma attacks Both doses of GB001 met the primary endpoint of change in morning peak expiratory flow with statistical significance vs placebo GB001

Beyond Eos: Potential for Target Market Expansion

GB001

Poster Presentation at AAAAI 2019

Reduction of Exhaled Nitric Oxide by the DP2 antagonist GB001 in Patients with Mild-Moderate Atopic Asthma

Results from a post-hoc analysis evaluating Fractional exhaled Nitric Oxide (FeNO) as a baseline marker and outcome following administration of GB001 or placebo over 28 days in 36 subjects with partially controlled, atopic asthma

Subjects in High FeNO and Eos. Subgroups


7 (19%)
7 (19%)
9 (25%)
High FeNO
FeNO ≥ 35 ppb
(N=14, 39%)
High Eosinophil
Eos ≥ 200 cells/µL
(N=16, 44%)

Weak correlation between baseline FeNO and Eos. (r=0.29)

Mean Reduction in FeNO at Day 28


Overall Population (N=36)
Low FeNO (< 35 ppb) (N=22)
High FeNO (≥ 35 ppb) (N=14)
Mean (Standard Error) reduction in FeNO (ppb)
0
5
10
15
20
25
30
Placebo
GB001

Background	• Fractional exhaled nitric oxide (FeNO) is a marker of airway inflammation. FeNO is elevated in eosinophilic inflammation
Results:	• In a retrospective analysis, GB001 resulted in greater numeric improvements in lung function at Day 28 relative to placebo in subjects with high FeNO and/or high eos. in this partly controlled asthma population • Marked difference in the magnitude of FeNO reduction and the treatment effect of GB001 relative to placebo in subjects with high (≥35 ppb) versus low (<35 ppb) baseline FeNO • FeNO may be a useful marker for treatment response to GB001

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FeNO = fractional exhaled nitric oxide; ppb = parts per billion; PK = pharmacokinetics; PD = pharmacodynamics; eos. = eosinophil.

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Potential for Market Asthma Positioning Prior to Biologics

GB001



1
2
Intermittent & Mild
3
Moderate
4
Severe
5
Severe
Global INitiative for Asthma Step (GINA Steps)
Asthma Controllers
Low Dose Inhaled CS
LABA
LTRA
montelukast/generics
GB001
Potential expansion based on DP2 product profile
Anti-IgE
Xolair® (omalizumab)
Anti- IL-5 & IL5R
Nucala®, Cinquar®, Fasenra®
Anti-IL-4 / IL-13
Dupixent® (dupilumab)
Oral
Inhaled
Biologic

CS = Corticosteroids; LABA = Long-acting beta agonist; LTRA = Leukotriene receptor antagonist.

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LEDA Study: Phase 2b Study Design Allows for Efficient Transition to Phase 3

GB001

LEDA STUDY

A Phase 2b, randomized, double-blind, placebo-controlled, dose-ranging, multi-center study to evaluate the efficacy and safety of GB001 as maintenance therapy in adult subjects with moderate to severe asthma

Status: Enrolling, Initiated October 2018



Consent
Randomization
Evaluation
Run-in
Follow-up
4 wks
24 wks
4 wks
GB001 60 mg, n=120
GB001 40 mg, n=120
GB001 20 mg, n=120
Placebo, n=120

Interim analysis after ~320 subjects complete week 24 or prematurely withdraw from the study (expected in 1H 2020)

Patient Population	480 adult mod.-to-severe eosinophilic asthmatics (eosinophil counts ≥ to 250 cells/µL)
Treatment	60mg, 40mg, 20 mg or placebo, oral administration (QD) on top of background therapy
Duration of Treatment	24 weeks
Endpoint	**Primary:** Reduction in asthma worsening from baseline; asthma worsening composite primary endpoint includes changes in FEV1, AM PEF, rescue medication use, asthma control and severe asthma exacerbations **Secondary:** FEV1, asthma control, asthma quality of life

QD = once daily dosing.

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CRS and CSU Represent High-Value Indications with a Strong Strategic Fit

GB001

Chronic Rhinosinusitis		Chronic Spontaneous Urticaria
• A subtype of CRS is thought to occur secondary to chronic inflammation involving eosinophil activation • DP2 implicated in pathophysiology, including nasal polyps formation	**Strong Scientific Rationale**	• Mast cell driven disease • Eosinophil infiltration in lesional skin • DP2 expression present on eosinophils and basophils of CSU patients
• No drug treatments for refractory cases • Surgery only alternative, often ineffective with high recurrence rate	**High Unmet Need**	• Omalizumab is the only indicated long-term treatment for antihistamine-refractory patients
• Synergy with respiratory franchise, price and call points • Potentially disruptive therapy targeting white space	**Strategic Fit**	• Synergy with allergy franchise, price and call points • Potentially disruptive therapy targeting white space
• Direct, annual costs related to CRS estimated to be $6.9 - $9.9bn worldwide • No oral DP2 antagonists in pipeline	**High Value Target**	• 300k to 600k have symptoms for 5+ years • BTKs only oral mechanism of action in pipeline

Parallel development of Phase 2 PoC trials for CRS and CSU initiating in 2019; topline data expected in 2020

CRS = chronic rhinosinusitis; CSU = chronic spontaneous urticaria.

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TITAN Study: Phase 2 Proof of Concept in CRS With and Without Nasal Polyps

GB001

TITAN STUDY

A Phase 2, signal seeking, randomized, double-blind, placebo-controlled, dose-ranging, multi-center study to evaluate the efficacy and safety of GB001 in combination with intra-nasal steroids in adult patients with CRS

Status: Screening patients, FPI anticipated in 2Q 2019


Consent
Randomization
Evaluation
Run-in
Follow-up
4 wks
16 wks
4 wks
GB001 40 mg, n=50
Placebo, n=50

Patient Population	~64 adult patients with CRS with nasal polyps; ~36 adult patients with CRS without polyps
Treatment	40mg or placebo, oral administration (QD), on top of intra-nasal steroids
Duration of Treatment	16 weeks
Endpoint	**Primary:** SNOT-22 (Sino-Nasal Outcome Test-22) **Secondary:** Opacification of sinuses as measured by CT scan, Nasal Polyposis Score (in subset with NP), Nasal Congestion, Incidence of TEAEs, Labs, ECG, vital signs

QD = once daily dosing; NP = nasal polyps; TEAEs = treatment-emergent adverse events; ECG = echocardiogram.

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Phase 2 Proof of Concept in Chronic Spontaneous Urticaria

GB001

A Phase 2, signal seeking, randomized, double-blind, placebo-controlled, dose-ranging, multi-center study to evaluate the efficacy and safety of GB001 in combination with H_1 antihistamines in adult patients with CSU


Consent
Randomization
Evaluation
Run-in
Follow-up
4 wks
12 wks
4 wks
GB001 40 mg, n=35
Placebo, n=35

Patient Population	70 adult patients with Chronic Spontaneous Urticaria refractory to H_1 antihistamines
Treatment	40mg or placebo, oral administration (QD) on top of standard doses of H_1 antihistamines
Duration of Treatment	12 weeks
Endpoint	**Primary:** Change from baseline to Week 12 in UAS-7 (Urticaria Activity Score over 7 days) **Secondary:** ISS-7 score (itch severity score over 7 days), HSS-7 score (hives severity score over 7 days), UAS-7 ≤ 6 at week 12 (urticaria activity score over 7 days), UCT (urticaria control test), DLQI (dermatology life quality index), incidence of TEAEs, labs, vital signs

Status: Planned
Initiation in 2H 2019

QD = once daily dosing; TEAEs = treatment-emergent adverse events.

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GB002 PDGF Receptor Kinase Inhibitor Pulmonary Arterial Hypertension (PAH)

GB002: Potential To Be the First Treatment for PAH with Disease-Modifying Effects

GB002

Product Description	
	• Selective, inhaled PDGF receptor kinase inhibitor to address the disease pathogenesis of PAH • Planned Phase 1b trial in PAH, first patient screen in 1H 2019, with expected readout in 1H 2020 • Planned Phase 2/3 trial in PAH, initiating in 2H 2019, with expected readout in 2H 2021 • Patent protection out to 2034[1]; Orphan Drug Designation from FDA

Mechanism of Action and Scientific Rationale	
	• PAH underlying pathology driven by abnormal cell proliferation related to lung small blood vessels • Activated PDGF receptor induces cellular proliferation and is known to be upregulated in PAH • Kinase inhibition was shown to be clinically significant in Phase 3 PAH trial of imatinib (Gleevec), with systemic toxicities • GB002 has improved selectivity vs PDGF receptor β compared to imatinib and has demonstrated hemodynamic improvements and reduced occlusive lesions in animal models • Inhaled delivery of GB002 designed to improve side-effect profile (compared to imatinib), provide convenient administration, and maximize drug delivery to lung

1) Does not include available patent term extension. Corresponding patent(s) and patent application(s) with compound-specific claims. Total patent life with patent term extension cannot exceed 14 years from approval.

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PDGF Pathway Drives Pulmonary Arteriolar Remodeling – an Underlying Problem in PAH PAH Endothelial Cell Myofibroblast PDGF PDGFRß PDGFRα PDGFR Inhibitor: Anti-proliferative effect BMPR2 dysregulation can lead to endothelial changes to smooth muscle like cells PDGFR inhibition modulates BMPR2 in pulmonary artery smooth muscle cells Primary lesions occur in the small blood vessels of the lung (pulmonary arterioles) PDGFR Inhibitor: Anti-proliferative effect Vascular Remodeling Normal Pulmonary Artery PDGF signaling causes overgrowth of cells in lung blood vessels PDGF Receptor is activated by phosphorylation in human PAH Sources: Hopper, et al., Circulation, 2016; Chen et al., BMC Genomics, 2016. AKT = protein kinase B; TGFb = transforming growth factor beta; NFkβ = nuclear factor-kappa beta; BMP = bone morphogenetic protein. . GB002

GB002 Improves Hemodynamics and Reverses Vascular Remodeling Through Inhibition of PDGF in Animal Models

GB002

Pre-Clinical Data Right Heart Pressure


Right Ventricular Systolic Pressure (mm Hg)
80.00
70.00
60.00
50.00
40.00
30.00
20.00
10.00
0.00
* p=0.011 vs Vehicle
** p<0.0001 vs Vehicle
*
**
Pre-PAH ("Normal") Level
Vehicle (n=14)
GB002 0.25 mg/kg (n=9)
GB002 0.46 mg/kg (n=6)
BID dosing for 12 days

- Dose dependent hemodynamic improvement seen in animal models

Pre-Clinical Data of Histology Samples From Rat Model of PAH



Vehicle



GB002

- GB002 inhibits both PDGF α and β, and inhibited and reversed cell overgrowth in lung blood vessels in PAH in a rat model
- Rat model replicates many features of human PAH, including the abnormal cell proliferation that can block the small vessels of the lung

BID = twice daily dosing.

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Imatinib Demonstrated Clinical Proof of Principle for Targeting PDGF in PAH in the Phase 3 IMPRES Trial Source: Circulation, March 2013. Imatinib mesylate, as add-on therapy in PAH patients who remain inadequately treated on at least two PAH-specific drugs, improves exercise capacity and hemodynamics Of 202 patients enrolled, 41% had failed three classes of therapies Serious adverse events, including 8 subdural hematomas and high drop-out rates 100 0 -100 -200 -300 -400 -500 Least square mean change in PVR (dynes⋅sec⋅cm-5) Imatinib (n=74) Placebo (n=80) 12 -366 Δ-379 (95% Confidence Interval: -502, -255; p<0.001) 70 60 50 40 30 20 10 0 Change in 6MWD from baseline (m) 0 4 8 12 16 20 24 Time (Weeks) Imatinib Placebo *p<0.05 * * * * Imatinib Mesylate as Add-on Therapy For Pulmonary Arterial Hypertension Results of the Randomized IMPRES Study Exercise Tolerance Peripheral Vascular Resistance (PVR) GB002

GB002 Could Provide a Much Needed Treatment Option for High Risk PAH Patients Mild (FC1) Moderate (FC2) Moderate-Severe (FC3) Severe (FC4) PAH Therapies PDEV Inh/SGC ETAR Antagonist Early Combination Prostanoid* GB002 (PDGFR Inhibitor) ETAR = endothelin receptor type A; FC = Functional Class; PDEV = phosphodiesterase type V; SGC = soluble guanylate cyclase. Sources: 2015 ESC/ERS Guidelines GB002

Planned Phase 1b Study in Pulmonary Arterial Hypertension A Phase 1b, signal seeking, placebo-controlled, dose-ranging study to evaluate the safety and pharmacokinetic profile of GB002 in adult patients with PAH Status: Anticipated Patient Screening in 2Q 2019 Patient Population Adult PAH patients Treatments Multiple doses of GB002, placebo  Duration of Treatment 2 weeks Key Study Objectives Safety, tolerability, PK profile, peripheral blood biomarkers, markers of disease modification through imaging Endpoints AE Profile, changes in safety lab values, PK parameters, NTproBNP, Right Ventricular Ejection Fraction (based on cardiac MRI), high resolution CT Scan reconstruction of pulmonary vasculature Screening 2 wks 2 wks Follow-up Evaluation Randomization Placebo GB002 NTproBNP = biomarker for heart failure. GB002

GB004 Hypoxia Inducible Factor 1α (HIF-1α) Stabilizer Inflammatory Bowel Disease (IBD), including Ulcerative Colitis (UC) and Crohn’s Disease (CD)

GB004: Gut-targeted, HIF stabilizer with potential to deliver superior efficacy for IBD

GB004

Product Description	• Oral, small molecule, gut-targeted, prolyl hydroxylase inhibitor that for the treatment of IBD • Planned Phase 1b trial in UC initiating in 1H 2019, with expected readout in 1H 2020 • Planned Phase 2 trial in UC, initiating in 1H 2020, with expected readout in 1H 2022 • Patent protection out to 2035[1]
Mechanism of Action and Scientific Rationale	• Designed to restore epithelial barrier function, in addition to immunomodulatory effects • High degree of hypoxia in inflamed gut due to vascular disruption and chronic inflammation • HIF-1α stabilization restores epithelial barrier function and exerts innate immunomodulatory effects, which is expected to reduce inflammation and enhance mucosal healing in human IBD • GB004 stabilizes hypoxia inducible factor (HIF-1α) locally, and has been shown to reduce weight loss and restore epithelial barrier function in animal models of IBD

IBD = inflammatory bowel disease.
1) Includes assumption of maximum 5 years of patent term extension. Corresponding patent(s) and patent application(s) with compound-specific claims.

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Mechanism of PHD Inhibitor to Restore Epithelial Barrier Function

GB004


Luminal Microbes
1 GB004
Restoration of epithelial barrier function
Dying cell
Macrophage
Cytokines
Chemokines
Inflammation
Dendritic cell
Neutrophil
T cell
T cell
2 GB004
Immunomodulation

- IBD represents a state of chronic tissue injury
- HIFs play an important role in protecting cells in times of stress and low oxygen levels
- GB004 inhibits PHDs, which break down HIFs, preferentially stabilizing HIF-1α
- HIF-1α stabilization in IBD leads to two primary effects: restoration of epithelial barrier function and immunomodulation
  1. HIF-1α expression leads to increases in genes known to promote epithelial integrity and mucosal barrier function
  2. Additionally, HIF-1α is thought to be critical for regulatory immune cell function, and its stabilization can lead to reduced inflammation
- GB004 is gut-targeted, and has thus far avoided systemic effects of other PHD inhibitors, including erythropoiesis

Adapted from Pasparakis *et al.* (2015) *Nature.*

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Oral GB004 Demonstrates Restitution of the Epithelial Barrier and Effects on Mucosal Healing in TNBS-Induced Colitis Model Vehicle in Cyclodextrin TNBS + Cyclodextrin TNBS + Dexamethasone TNBS + GB004 in Cyclodextrin TNBS + GB004 in HCl GB004 * p<0.01 compared to all other groups ** p<0.025 compared to placebo treated TNBS animals Dex = dexamethasone; Cdx = cyclodextrin. Histological Score Improvement in TNBS-Induced Colitis Model GB004 GB004 GB004

GB004 Represents a New, Potentially Transformative Approach in UC



Mild
Moderate
Severe
UC Treatments
Aminosalicylates
Steroids, immune suppressants
White space for safe, effective oral therapy
Orals: JAK inhibitors, S1P1R modulators
Xeljanz
Biologics: anti-TNFs, anti-integrin, anti-IL12/23
Remicade, Humira, Simponi, Entyvio, Stelara
Oral / Topical
Immune Suppressant
Biologic

- Current IBD therapies typically target the "overactive" immune response
- Rates of clinical remission, mucosal healing, and durability remain suboptimal even with available therapies
- Development of GB004 will occur within the context of a changing treatment paradigm, evolving regulatory endpoints, competitive clinical trial environment, and the imperative for differentiation in a crowded market

Depending on clinical profile, GB004 is well suited as a pre-biologic therapy for the mild-moderate disease activity segment as monotherapy or in combination

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Planned GB004 Phase 1b in Ulcerative Colitis to Allow for PK Assessment in Patients and Potential Initial Assessment of Biological Effect Patient  Population Adult patients with active ulcerative colitis, who have had an inadequate response or intolerance to 5-ASA or steroids; mild disease or greater; evidence of active inflammation by histology Treatments GB004 doses, placebo; QD dosing Duration 4 weeks Endpoints Primary: Safety, tolerability Secondary: PK Exploratory: biomarker analysis, and histologic, endoscopic, and clinical indices to evaluate biological effect QD = once daily dosing; FPI = first patient in. Screening 4 wks 4 wks 4 wks Follow-up Evaluation Placebo GB004 Consent Randomization GB004 Status: Screening Patients, FPI anticipated in 2Q 2019 A Phase 1b, signal seeking, placebo-controlled, dose-ranging study to evaluate the safety and pharmacokinetic profile of GB004 in adult patients with UC

GB1275 CD11b Modulator Solid Tumors

GB1275: Opportunity to Improve Response to Cancer Therapy through Targeting Multiple Myeloid Immunosuppressive Mechanisms of Action

GB1275

Product Description	• Oral, small molecule, CD11b modulator for the treatment of solid tumors • IND submission filed with FDA • Planned GB1275 Phase 1/2 trial, both as monotherapy and in combination with anti-PD-1, targeting selected solid tumors initiating in 2H 2019; Phase 1 readout expected in 2H 2020; Phase 2 readout expected in 2H 2021 • Patent protection out to 2036[1]
Mechanism of Action and Scientific Rationale	• Disrupts multiple immunosuppressive myeloid cell subsets, including MDSCs and TAMs • Efficacy observed as single agent and synergistically in combination with chemotherapy and immuno-oncology therapies • Preclinical data suggest differentiation from other approaches targeting immunosuppressive mechanisms • Opportunity to target immuno-oncology resistant tumors including PDAC, CRC, TNBC, CRPC and others

PDAC = pancreatic ductal adenocarcinoma; CRC = colorectal cancer; TNBC = triple negative breast cancer; CRPC = castrate-resistant prostate cancer, MDSC = myeloid-derived suppressor cells, TAM = tumor-associated macrophage.

1) Does not include available patent term extension. Corresponding patent(s) and patent application(s) with compound-specific claims. Total patent life with patent term extension cannot exceed 14 years from approval.

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MDSCs and M2 Macrophages Generate an Immunosuppressive Tumor Microenvironment and Hinder Response to IO Agents Adapted from R&D Systems Mac1 = CD18/CD11b Integrin CD11b expressed on myeloid cells Monocytes Neutrophils MDSCs Tumor associated macrophages Targeting MDSCs or M2 macrophages is one of the key strategies to help overcome resistance to T-cell activating therapies in the clinic GB1275 mediated CD11b modulation Impacts myeloid cell recruitment and macrophage polarization at the tumor site GB1275 is a first-in-class agent that can impact both MDSCs and M2 TAMs in the tumor microenvironment GB1275 GB1275 M2 Macrophages Tregs MDSC = myeloid-derived suppressor cells; NK Cell = natural killer cells; Tregs = regulatory T cells.

GB1275

GB1275 Pre-clinical Data: Single Agent and Combination Activity

Single Agent GB1275 in Pancreatic Cancer Mouse Model

Survival: Control vs GB1275



Percent Survival
100
50
0
0
50
100
Days from Treatment Start
Vehicle
GB1275
(60 mg/kg,
PO, BID)

Tumor Biopsy: Biomarker Data



Macrophages
Granulocytes
CD103+ DCs
CD8+ CTLs
% total cells
% of total cells
*
Vehicle
GB1275

D10 tumor FACS profiling

Combination Data: GB1275 + Chemotherapy; GB1275 + anti-PD1 in Pancreatic Cancer Mouse Model

Survival: GB1275 + anti-PD1



100% SURIVAL
>120 days
**
Vehicle
αPD1
αLy6G + αPD1
αCSF1R + αPD1
GB1275+aPD1
Percent survival
100
50
0
0
20
40
60
80
Days from Treatment Start

Survival: GB1275 + Chemo



GB1275
GEM/PTX
Vehicle
Gem/PTX
GB1275 60 mg/kg
Gem/PTX+GB1275 60 mg/kg
Percent survival
100
50
0
0
50
100
150
Survival From Rx Start (days)

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BID = twice daily dosing; PO = oral dosing; Gem = gemcitabine; PTX = paclitaxel; CTL = cytotoxic T lymphocytes.

GB1275 Planned Phase 1/2 Study of GB1275 In Select Solid Tumor Indications

GB1275

Phase 1
3 Dose Escalations

Monotherapy
Anti-PD1 combo
Gem / Abraxane combo

Phase 2:
3 Expansion Cohorts

1L mPanc
2-4L MSS CRC
3-4L PDL1+ Gastric

Targeting IO resistant tumor types including: pancreatic, gastric, esophageal, colorectal, prostate and triple negative breast cancer

Status: IND filed*
Initiation in 2H 2019

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* GB1275 IND subject to FDA 30 day review period.
PDAC = pancreatic ductal adenocarcinoma; CRC = colorectal cancer; MSS = micro-satellite stable; Gem = gemcitabine; mPanc = metastatic pancreatic cancer; Gastric = gastric cancer.

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Financial Highlights and Milestones

Financial Highlights Pro Forma Cash, Cash Equivalents and Marketable Securities (As of 3/31/19, including $11 million interest and securities receivable, pro forma for initial $30mm tranche of debt facility, announced 5/2/19) $523mm xx Debt (Initial tranche of $150 million debt facility, announced 5/2/19) $30mm xx Debt Capacity (Remaining capacity of $150 million debt facility, announced 5/2/19)(1) $120mm xx Common Shares Outstanding (As of 5/2/19) 65.9mm xx mm = millions. 1) Accessible subject to the achievement of certain clinical development milestones and other customary conditions.

Legend GB004: Initiate UC Ph. 2 GB002: Ph. 1b PAH Read Out GB001: Asthma LEDA Ph. 2b Interim Multiple Near-Term Expected Clinical Trial Initiations and Readouts 2019 2021 Today Q2 Q3 Q4 Q12020 Q2 Q3 Q4 Q12021 Q2 Q3 Q4 Note: All trial bars and milestone flags are shown at the center of estimated timing. Trial initiation to occur at first patient dosed in trial. Ph. = Phase; Interim = interim analysis; FPI = first patient in, Onc.= oncology. GB001: Initiate CSU Phase 2 GB001: Initiate CRS TITAN Ph. 2 GB004: Initiate UC Phase 1b GB002: Patient Screening PAH Phase 1b 1H 2019 GB002: Initiate PAH Phase 2/3 2H 2019 1H 2020 GB001: CRS TITAN Ph. 2 Read Out 2020 GB001: CSU Ph. 2 Read Out GB004: Ph. 1b UC Read Out GB001: Asthma LEDA Ph. 2b Topline 2H 2020 GB1275: Onc. Phase 2 Data GB002: PAH Ph. 2/3 Topline 2H 2021 GB004: UC Ph. 2 Topline 1H 2022 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 2019 2020 2021 GB1275: Initiate Ph. 1 GB001 GB002 GB004 GB1275 Q4 2018 GB001: Asthma LEDA Ph. 2b FPI Q4 2018 Completed Milestone Expected Milestone GB1275: Onc. Phase 1 Data

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